UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2015

Commission file number 001-11625

Pentair plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1141328
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

P.O. Box 471, Sharp Street, Walkden, Manchester, M28 8BU United Kingdom

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: +44-161-703-1885

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 16, 2015, Pentair plc (the “Company”), Pentair Finance S.A. (“Pentair Finance”) and Pentair Investments Switzerland GmbH (“Pentair Investments”) completed a public offering (the “Offering”) of $500.0 million aggregate principal amount of Pentair Finance’s 2.900% Senior Notes due 2018 (the “2018 Notes”), $400.0 million aggregate principal amount of Pentair Finance’s 3.625% Senior Notes due 2020 (the “2020 Notes”) and $250.0 million aggregate principal amount of Pentair Finance’s 4.650% Senior Notes due 2025 (the “2025 Notes” and with the 2018 Notes and 2020 Notes, the “Notes”). The Notes are fully and unconditionally guaranteed as to payment of principal and interest by the Company and Pentair Investments (the “Guarantees”).

The Notes were issued under an Indenture (the “Base Indenture”), dated as of September 16, 2015, among the Company, Pentair Finance, Pentair Investments and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, between the Company, Pentair Finance, Pentair Investments and the Trustee, establishing the terms and providing for the issuance of the 2018 Notes (the “2018 Notes Supplemental Indenture”), by a Second Supplemental Indenture, between the Company, Pentair Finance, Pentair Investments and the Trustee, establishing the terms and providing for the issuance of the 2020 Notes (the “2020 Notes Supplemental Indenture”), and by a Third Supplemental Indenture, between the Company, Pentair Finance, Pentair Investments and the Trustee, establishing the terms and providing for the issuance of the 2025 Notes (the “2025 Notes Supplemental Indenture”).

The 2018 Notes Supplemental Indenture and form of the 2018 Note, which is included therein, provide, among other things, that the 2018 Notes bear interest at a rate of 2.900% per year (payable semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2016), and will mature on September 15, 2018. The 2020 Notes Supplemental Indenture and form of the 2020 Note, which is included therein, provide, among other things, that the 2020 Notes bear interest at a rate of 3.625% per year (payable semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2016), and will mature on September 15, 2020. The 2025 Notes Supplemental Indenture and form of the 2025 Note, which is included therein, provide, among other things, that the 2025 Notes bear interest at a rate of 4.650% per year (payable semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2016), and will mature on September 15, 2025. The interest rate payable on each of the 2018 Notes, the 2020 Notes and the 2025 Notes is subject to adjustment from time to time if a debt rating agency downgrades (or subsequently upgrades) the debt rating assigned to such series of Notes.

The Company intends to use the net proceeds from the Offering, the net proceeds from the offering of €500.0 million aggregate principal amount of Pentair Finance’s 2.450% Senior Notes due 2019 (the “Concurrent Offering”) and borrowings under the Company’s revolving credit facility to finance the acquisition of ERICO Global Company (“ERICO”), including the repayment of outstanding ERICO debt, for $1.8 billion. If the Company has not consummated the ERICO acquisition by December 31, 2015 or if the merger agreement relating to the acquisition of ERICO is terminated on or prior to December 31, 2015, then the Notes are subject to special mandatory redemption at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, from the date of original issuance to, but not including, the special mandatory redemption date.

For the 2018 Notes, at any time, for the 2020 Notes, prior to August 15, 2020, and for the 2025 Notes, prior to June 15, 2025, Pentair Finance may redeem the Notes at a “make-whole” redemption price, plus accrued and unpaid interest on the Notes being redeemed to, but not including, the redemption date. At any time on or after August 15, 2020, with respect to the 2020 Notes, or on or after June 15, 2025, with respect to the 2025 Notes, Pentair Finance may redeem such Notes at a redemption price equal to 100% of the aggregate principal amount of the Notes being redeemed, plus accrued and unpaid interest on the Notes being redeemed to, but not including, the redemption date. Pentair Finance is required to offer to repurchase the Notes for cash at a price of 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, upon the occurrence of a change of control triggering event. Pentair Finance also may redeem all, but not less than all, of a series of Notes in the event of certain tax changes affecting such Notes.

The Base Indenture, the 2018 Notes Supplemental Indenture, the 2020 Notes Supplemental Indenture and the 2025 Notes Supplemental Indenture contain customary events of default. If an event of default occurs and is continuing with respect to any series of the Notes, then the Trustee or the holders of at least 25% of the principal amount of the outstanding Notes of that series may declare the Notes of that series to be due and payable immediately. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization, all outstanding Notes will become due and payable immediately.

The descriptions of the Base Indenture, the 2018 Notes Supplemental Indenture, the 2020 Notes Supplemental Indenture and the 2025 Notes Supplemental Indenture set forth above are qualified by reference to the Base Indenture, the 2018 Notes Supplemental Indenture, the 2020 Notes Supplemental Indenture and the 2025 Notes Supplemental Indenture filed as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 8.01	Other Events.

The Notes and the Guarantees are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-204066) that the Company, Pentair Finance and Pentair Investments filed with the Securities and Exchange Commission on May 11, 2015. The Company is also filing certain exhibits as part of this Current Report on Form 8-K for purposes of such Registration Statement. See “Item 9.01. Financial Statements and Exhibits.”

ITEM 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit	Description

4.1	Indenture, dated as of September 16, 2015, among Pentair Finance S.A. (as Issuer), Pentair plc (as Parent and Guarantor), Pentair Investments Switzerland GmbH (as Guarantor) and U.S. Bank National Association (as Trustee).

4.2	First Supplemental Indenture, dated as of September 16, 2015, among Pentair Finance S.A. (as Issuer), Pentair plc (as Parent and Guarantor), Pentair Investments Switzerland GmbH (as Guarantor) and U.S. Bank National Association (as Trustee).

4.3	Second Supplemental Indenture, dated as of September 16, 2015, among Pentair Finance S.A. (as Issuer), Pentair plc (as Parent and Guarantor), Pentair Investments Switzerland GmbH (as Guarantor) and U.S. Bank National Association (as Trustee).

4.4	Third Supplemental Indenture, dated as of September 16, 2015, among Pentair Finance S.A. (as Issuer), Pentair plc (as Parent and Guarantor), Pentair Investments Switzerland GmbH (as Guarantor) and U.S. Bank National Association (as Trustee).

5.1	Opinion of Foley & Lardner LLP with respect to the Notes and Guarantees.

5.2	Opinion of Allen & Overy, société en commandite simple (inscrite au barreau de Luxembourg), with respect to the Notes.

5.3	Opinion of Arthur Cox with respect to the Guarantees issued by Pentair plc.

5.4	Opinion of Bär & Karrer with respect to the Guarantees issued by Pentair Investments Switzerland GmbH.

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1).

23.2	Consent of Allen & Overy, société en commandite simple (inscrite au barreau de Luxembourg), (included in Exhibit 5.2).

23.3	Consent of Arthur Cox (included in Exhibit 5.3).

23.4	Consent of Bär & Karrer (included in Exhibit 5.4).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on September 16, 2015.

PENTAIR PLC
Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson
Senior Vice President, General Counsel and Secretary

PENTAIR PLC

Exhibit Index to Current Report on Form 8-K

Dated September 16, 2015

Exhibit	Description

4.1	Indenture, dated as of September 16, 2015, among Pentair Finance S.A. (as Issuer), Pentair plc (as Parent and Guarantor), Pentair Investments Switzerland GmbH (as Guarantor) and U.S. Bank National Association (as Trustee).

4.2	First Supplemental Indenture, dated as of September 16, 2015, among Pentair Finance S.A. (as Issuer), Pentair plc (as Parent and Guarantor), Pentair Investments Switzerland GmbH (as Guarantor) and U.S. Bank National Association (as Trustee).

4.3	Second Supplemental Indenture, dated as of September 16, 2015, among Pentair Finance S.A. (as Issuer), Pentair plc (as Parent and Guarantor), Pentair Investments Switzerland GmbH (as Guarantor) and U.S. Bank National Association (as Trustee).

4.4	Third Supplemental Indenture, dated as of September 16, 2015, among Pentair Finance S.A. (as Issuer), Pentair plc (as Parent and Guarantor), Pentair Investments Switzerland GmbH (as Guarantor) and U.S. Bank National Association (as Trustee).

5.1	Opinion of Foley & Lardner LLP with respect to the Notes and Guarantees.

5.2	Opinion of Allen & Overy, société en commandite simple (inscrite au barreau de Luxembourg), with respect to the Notes.

5.3	Opinion of Arthur Cox with respect to the Guarantees issued by Pentair plc.

5.4	Opinion of Bär & Karrer with respect to the Guarantees issued by Pentair Investments Switzerland GmbH.

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1).

23.2	Consent of Allen & Overy, société en commandite simple (inscrite au barreau de Luxembourg), (included in Exhibit 5.2).

23.3	Consent of Arthur Cox (included in Exhibit 5.3).

23.4	Consent of Bär & Karrer (included in Exhibit 5.4).

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